ETHEL HOUSING, L.P.

                           FIRST AMENDMENT TO
                      AMENDED AND RESTATED AGREEMENT
                  AND CERTIFICATE OF LIMITED PARTNERSHIP
                       AND CERTIFICATION & AGREEMENT
                         DATED AS OF JUNE 1, 1996


    Reference is made to the Amended and Restated Agreement of Limited Partnership of Ethel Housing, L.P., a Mississippi limited partnership (the "Partnership"), dated as of June 1, 1996 (hereinafter the "Partnership Agreement"), and the Certification & Agreement of the Partnership dated of even date therewith. All capitalized terms not herein defined shall have the meanings attributed to them in the Partnership Agreement.
    WHEREAS, the Partners of the Partnership wish to revise and restate the amount of funds to be provided by the Investment Limited Partner to the Partnership by the Second Installment and the Third Installment; and
    WHEREAS, the Partners wish to specifically designate and identify the purpose for which a portion of the funds comprising the Second Installment are to be applied by the Partnership.
    NOW, THEREFORE, the Partnership Agreement is hereby amended, nunc pro tunc, in the following particulars:

                          PARTNERSHIP AGREEMENT

    1. At page 21, Section 5.1(a)(2), the dollar amount "$80,396" is replaced with the dollar amount "$130,396".

    2. At page 21, Section 5.1(a)(3), the dollar amount "$80,396" is replaced with the dollar amount "$30,396".

    3.   At page 39, a new Section 6.6(24) is added as follows:

         "(24) The General Partner will apply a sufficient portion        of
the proceeds
of the Second Installment necessary to fully comply with the terms of a certain purchase agreement entered into between the Partnership and the immediately preceding owners of the Apartment Complex with respect to the purchase of the Apartment Complex from said owners by the Partnership."

    4. In all other respects, the Partnership Agreement is hereby ratified and confirmed.


                        CERTIFICATION & AGREEMENT

    1. At Schedule A of the Certification & Agreement, the following revisions are hereby agreed upon:

    (a)  Item #22  -    Schedule of Capital Contributions


    A. $ 144,713   on the latest to occur of (i) Tax Credit Set
Aside, (ii) closing of the Construction Mortgage Loan,
(iii) receipt of commitment acceptable to Boston
Capital for the Permanent Mortgage Loan, or (iv)
Admission Date.

    B. $ 130,396   on the latest of (i) State Designation, (ii)
Completion, (iii) Cost Certification or (iv) receipt of an updated title insurance policy satisfactory to Investment Limited Partner.

    C. $ 30,396    on the latest of (i) the Initial 100% Occupancy
Date, (ii) Permanent Mortgage Commencement or (iii)
Breakeven;

    D. $ 16,079    on receipt of a tax return and audited financial
statement for the year in which Breakeven occurred.


    2.   In all other respects, the Certification &
Agreement is hereby ratified and confirmed.

    WITNESS the execution hereof under seal as of the _____ day of __________, 1996.

GENERAL PARTNER(S):

Intervest Development Corporation



By: /s/J. Stephen Nail
    J. Stephen Nail, its
    duly authorized President

INVESTMENT LIMITED PARTNER:          SPECIAL LIMITED PARTNER:

BOSTON CAPITAL TAX CREDIT              BCTC 94, INC.
FUND IV, L.P.,
a Delaware
limited partnership



By: Boston Capital Associates           By: /s/Bonnie Kate Fox
    IV, L.P. a Delaware                     Bonnie Kate Fox, Attorney-
    limited partnership,                in-Fact for John P. Manning,
    a general partner                     its duly    authorized President



       By: /s/Bonnie Kate Fox
        Bonnie Kate Fox,
           Attorney-In-Fact for
           John P. Manning,
           its duly authorized
           President





STATE OF MISSISSIPPI            )
                                       ) ss.
COUNTY OF __________________ )


    BEFORE ME, the undersigned Notary Public in and for said County and State, personally appeared the above-named J. Stephen Nail, known to me to be the President of Intervest Development Corporation, who, being duly sworn, acknowledged that the statements therein contained are true and that he did sign the same is his free act and deed and that the same is the duly authorized free act and deed of Intervest Development Corporation.

    WITNESS my hand and official seal this ______ day of _________,
19__.
                             _________________________
                             Notary Public

                             _________________________
                             Name (Printed)
                             My Commission Expires:
                             My County of Residence:


STATE OF MASSACHUSETTS

COUNTY OF SUFFOLK

    Personally appeared before me, the undersigned authority in and for said County and State, on this _______ day of ____________, 1996, within my jurisdiction, the within named Bonnie Kate Fox, Attorney in Fact for John P. Manning, who acknowledged that he is a general partner of Boston Capital Associates, which is the general partner of Boston Capital Associates IV, L.P., which is the general partner of Boston Capital Tax Credit Fund IV, L.P., and that in said representative capacity she executed the above and foregoing instrument, after first having been duly authorized to do so.

                                                  (Notary Public)


My Commission Expires:

___________________________



STATE OF MASSACHUSETTS

COUNTY OF SUFFOLK

    Personally appeared before me, the undersigned authority in and for said County and State, on this _______ day of ____________, 1996, within my jurisdiction, the within named Bonnie Kate Fox, Attorney in Fact for John P. Manning, who acknowledged that he is the President of BCTC 94, Inc., a Delaware corporation, and that for and on behalf of the said corporation, and as its act and deed she executed the above and foregoing instrument, after first having been duly authorized by said corporation to do so.

                                                  (Notary Public)


My Commission Expires:

___________________________






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